                                                                     EXHIBIT 4.1

                        COMMON STOCK                                     PAR VALUE $.001

                    NUMBER                                                           SHARES

               -----------------                                                -----------------
                                               [PFSWEB LOGO]

                                               PFSweb, Inc.
                                                                      THIS CERTIFICATE IS TRANSFERABLE IN
           INCORPORATED UNDER THE LAWS                                  THE CITIES OF NEW YORK, NEW YORK
             OF THE STATE OF DELAWARE                                   AND RIDGEFIELD PARK, NEW JERSEY


                                                                                                            CUSIP 717098 10 7

                                                                                                         SEE REVERSE FOR CERTAIN
                                                                                                      DEFINITIONS AND RESTRICTIONS
                                                                                                              ON TRANSFER

THIS CERTIFIES THAT





IS THE OWNER OF


         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

                                               PFSweb, Inc.

(herein called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued under and shall be held subject to all of the provisions of the Amended and Restated Certificate of
Incorporation and the Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the principal offices of the Corporation and the Transfer Agent, to all of which the holder of this
Certificate, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the
Transfer Agent and registered by the Registrar of the Corporation.
         IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

         Dated:


               /s/                                          COUNTERSIGNED AND REGISTERED:
                                                                CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
     President and Chief Executive Officer        [SEAL]                        TRANSFER AGENT AND REGISTRAR
                                                            BY

               /s/

                  Secretary                                                AUTHORIZED SIGNATURE

                                  PFSweb, Inc.

         The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights of each such class of stock or series thereof. Any such request should be made to the Secretary of the Corporation at its principal place of business or to the Transfer Agent and Registrar. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common             UNIF GIFT MIN ACT-            Custodian
TEN ENT   - as by the entireties                                -----------         -------------
JT TEN    - as joint tenants with right of                        (Cust)              (Minor)
            survivorship and not as tenants                     under Uniform Gifts to Minors
            in common                                           Act
                                                                   -----------------------
                                                                           (State)



     Additional abbreviations may also be used though not in the above list.

For Value Received, __________________________________ hereby sell(s), assign(s)
and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                    ASSIGNEE


--------------------------------------------------------------------------------

                                                                          Shares
-------------------------------------------------------------------------
of the Common Stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint


--------------------------------------------------------------------------------

                                                                       Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
     ---------------------------------

              NOTICE:

     THE SIGNATURE(S) TO THIS          X
     ASSIGNMENT MUST CORRESPOND         ----------------------------------
     WITH THE NAME(S) AS WRITTEN                 (SIGNATURE)
     UPON THE FACE OF THE
     CERTIFICATE IN EVERY
     PARTICULAR WITHOUT ALTERATION     X
     OR ENLARGEMENT OR ANY CHANGE       ----------------------------------
     WHATEVER.                                   (SIGNATURE)



                                       -----------------------------------------
                                       THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                       AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                       STOCKBROKERS, SAVINGS AND LOAN
                                       ASSOCIATIONS AND CREDIT UNIONS WITH
                                       MEMBERSHIP IN AN APPROVED SIGNATURE
                                       GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                       S.E.C. RULE 17Ad-15.
                                       -----------------------------------------
                                       SIGNATURE(S) GUARANTEED BY:







                                       -----------------------------------------